UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                      ALLIANCEBERNSTEIN INCOME FUND, INC.
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                (Name of Registrant as Specified In Its Charter)



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

On February 6, 2014, AllianceBernstein Income Fund, Inc. issued a press release relating to its upcoming 2014 annual meeting of stockholders. A copy of the press release is set forth below.

                                                                     AB
                                                                   [LOGO]
                                                              ALLIANCEBERNSTEIN
FOR IMMEDIATE RELEASE

      AllianceBernstein Income Fund Announces Proposals To Be Submitted To
                Stockholders At Annual Meeting on March 27, 2014


      New York, NY, February 6, 2014 - AllianceBernstein Income Fund, Inc. ("Fund") (NYSE: ACG) announced today that its Board of Directors ("Board") unanimously approved a proposal to eliminate the Fund's fundamental investment policy requiring the Fund to invest, under normal circumstances, at least 65% of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. government securities") and repurchase agreements pertaining to U.S. government securities and the submission of the proposal to stockholders for their consideration at the Fund's next annual meeting of stockholders. Under the Investment Company Act of 1940, the elimination of this fundamental investment policy requires stockholder approval.

      The Board also approved proposals to eliminate the Fund's non-fundamental investment policies restricting the Fund from investing more than 35% of its total assets in securities other than U.S. government securities, limiting its investments in foreign government securities to 35% of the Fund's total assets and limiting its investments in foreign government securities of any one country to 25% of its total assets. In addition, the Board approved a proposal to amend the Fund's non-fundamental policy regarding investments in repurchase agreements to clarify that the Fund may invest in repurchase agreements pertaining to any fixed-income security. The Board's approval of all policy changes was consistent with the recommendation of the Fund's investment adviser, which believes that the changes are timely given recent market developments, and may result in improved investment and discount performance over time. The changes to the Fund's non-fundamental investment policies do not require stockholder approval. However, none of the changes to the Fund's non-fundamental investment policies will become effective unless the stockholders of the Fund approve the elimination of the Fund's fundamental investment policy concerning the Fund's investments in U.S. government securities and repurchase agreements relating thereto at the annual stockholder meeting. If stockholders approve the elimination of the fundamental investment policy, the policy changes are expected to become effective shortly after the date of such approval. The Board determined to recommend that stockholders vote for the fundamental investment policy change.

      The Fund will also submit to stockholders a proposal to open-end the Fund at the next annual meeting of stockholders. The Fund's charter requires the Fund to submit to its stockholders a proposal to convert the Fund to an open-end investment company if the Fund's shares trade at an average discount of more than 10%, determined on the basis of the discount as of the end of the last trading day in each week, during the last 12 calendar weeks of any calendar year, and during such year the Fund receives written requests from the holders of at least 10% of the Fund's outstanding shares that such open-ending proposal be submitted to the Fund's stockholders. The Board determined to recommend that stockholders vote against this open-ending proposal.

      The proposals will be submitted to the Fund's stockholders, along with the annual election of directors proposal, at the upcoming annual meeting of stockholders, which will be held on March 27, 2014. The close of business on February 7, 2014 has been fixed as the record date for the meeting of stockholders.

Important Additional Information and Where to Find It

      The Fund will be filing a proxy statement with the Securities and Exchange Commission ("SEC") in connection with the solicitation of proxies for its 2014 annual meeting of stockholders. Stockholders are strongly advised to read the Fund's proxy statement when it becomes available because it will contain important information. Stockholders may obtain a free copy of the proxy statement and other documents that the Fund files with the SEC (when available) from the SEC's website at www.sec.gov or the Fund's website at www.alliancebernstein.com/abfundsproxy.

      The Fund, its directors and its officers may be deemed participants in the solicitation of proxies from stockholders in connection with the Fund's 2014 annual meeting of stockholders. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of stockholders in connection with the Fund's annual meeting, and their direct or indirect interests, by security holdings or otherwise, which may be different from those of the Fund's stockholders generally, will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. Information concerning the Fund's directors and officers is available in the Fund's Semi-Annual Report for the fiscal period ended June 30, 2013, which was filed with the SEC on September 3, 2013 and the Fund's proxy statement for last year's 2013 annual meeting of stockholders, which was filed with the SEC on February 21, 2013.

AllianceBernstein Income Fund, Inc. is a registered closed-end management investment company managed by AllianceBernstein L.P.